UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2014

American Realty Capital Healthcare Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54688	27-3306391
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 2, 2014, American Realty Capital Healthcare Trust, Inc. (the “Company”) and Ventas, Inc. (“Ventas”) announced that they had entered into a definitive agreement (“Merger Agreement”), dated as of June 1, 2014, pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, the Company will merge with and into a wholly-owned subsidiary of Ventas (the “Merger”). On June 2, 2014, the Company and Ventas issued a joint press release announcing the execution of the Merger Agreement and related information, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Additional Information about the Proposed Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, the Company expects to prepare and file with the SEC a proxy statement and Ventas expects to prepare and file with the SEC a registration statement on Form S-4 containing the Company’s proxy statement (the “proxy statement/prospectus”), as well as other documents, with respect to Ventas’ proposed acquisition of the Company. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY OR VENTAS WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Investors may obtain free copies of the registration statement, proxy statement/prospectus and other relevant documents filed by the Company and Ventas, as applicable, with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at http://www.archealthcaretrust.com, and copies of the documents filed by Ventas with the SEC are available free of charge on Ventas’ website at http://www.ventasreit.com.

The Company, American Realty Capital Healthcare Advisor, LLC (the “Advisor”), Ventas and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed Merger. Information regarding these persons can be found, with respect to the Company and the Advisor, in the Company’s definitive proxy statement filed with the SEC on April 28, 2014 and, with respect to Ventas, in Ventas’ definitive proxy statement for Ventas’ 2014 annual meeting of stockholders, filed with the SEC on April 4, 2014. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed by the Company and Ventas with the SEC in connection with the proposed Merger if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or Ventas, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Exchange Act), which reflect the Company’s and Ventas’ expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to whether and when the transactions contemplated by the Merger Agreement will be consummated, the new combined company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals for the transaction and the approval of the Merger Agreement by the stockholders of the Company; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the inability to retain key personnel; future regulatory or legislative actions that could adversely affect either company or the healthcare industry generally; and the overall state of the healthcare industry. Additional factors that may affect future results are contained in the Company’s and Ventas’ filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company and Ventas disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description

99.1	Joint Press Release issued by American Realty Capital Healthcare Trust, Inc. and Ventas, Inc., dated June 2, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

Date: June 2, 2014	By:	/s/ Thomas P. D’Arcy
Name: Thomas P. D’Arcy
Title: Chief Executive Officer